Exhibit 99.1

HARTE HANKS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The accompanying financial information reflects the historical results of Harte Hanks as adjusted on a pro forma basis to give effect to the sale of the Target Companies, as described in Item 2.01 of Harte Hanks’ Current Report on Form 8-K to which this Exhibit 99.1 is attached (the “Trillium Sale”). The accompanying unaudited pro forma condensed consolidated financial information is presented as of and for the nine months ended September 30, 2016 for Harte Hanks’ unaudited and condensed consolidated balance sheet and unaudited and condensed consolidated statement of operations. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 is based on Harte Hanks’ balance sheet as of September 30, 2016, after giving effect to the Trillium Sale and the termination of the Credit Agreement, as described in Item 1.02 of Harte Hanks’ Current Report on Form 8-K to which this Exhibit 99.1 is attached, as if each had occurred as of September 30, 2016. The Pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016, and for the years ended December 31, 2015, 2014 and 2013 assume the Trillium Sale was consummated at January 1, 2013, and give full effect to the transaction for the periods presented.

The unaudited pro forma condensed consolidated financial information (i) has been provided for informational purposes only; (ii) includes adjustments directly attributable to the transactions; and (iii) is not necessarily indicative of the operating results or financial position that would have occurred if the Trillium Sale had been completed as of the dates set forth above and does not purport to project the future financial position or operating results of Harte Hanks. The pro forma adjustments are described in the accompanying notes and are based upon available information and assumptions that are factually supportable as of the date hereof.

The following unaudited pro forma condensed consolidated financial information should be read in conjunction with Harte Hanks’ historical consolidated financial statements and related notes contained in Harte Hanks’ Annual Report on Form 10-K for the year ended December 31, 2015 and the unaudited condensed consolidated financial statements filed in Harte Hanks’ Quarterly Report on Form 10-Q for the interim period ended September 30, 2016. The unaudited pro forma condensed consolidated financial information was prepared in accordance with Article 11 of Regulation S-X.

Condensed Consolidated Balance Sheet (Unaudited)

	Historical
	September 30, 2016
In thousands, except per share and share amounts	(Unaudited)	Trillium	Notes	Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$6,883	31,207	2(a)	38,090
Accounts receivable (less allowance for doubtful accounts of $1,489 at September 30, 2016 and $974 at December 31, 2015)	77,779	5,820	2(a)(b)	83,599
Inventory	1,021			1,021
Prepaid expenses	5,736			5,736
Prepaid income tax	4,562			4,562
Other current assets	2,933			2,933
Current assets held for sale	169,022	(169,022)	2(a)	0
Total current assets	267,936	(131,995)		135,941
Property, plant and equipment (less accumulated depreciation of $142,971 at September 30, 2016 and $145,137 at December 31, 2015)	25,908			25,908
Goodwill	73,179			73,179
Other intangible assets (less accumulated amortization of $1,266
at September 30, 2016 and $650 at December 31, 2015)	3,507			3,507
Other assets (including deferred income taxes of $5,603
at September 30, 2016 and $3,000 at December 31, 2015)	8,254	10,776	2(c)	19,030
Total assets	$378,784	(121,219)		257,565

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current maturities of long-term debt	$61,153	(65,465)	2(b)	(4,312)
Accounts payable	38,124			38,124
Accrued payroll and related expenses	10,379			10,379
Deferred revenue and customer advances	6,367			6,367
Income taxes payable	1,299	36,769	2(c)	38,068
Customer postage and program deposits	9,855			9,855
Other current liabilities	5,202			5,202
Current liabilities held for sale	22,846	(22,846)	2(a)	0
Total current liabilities	155,225	(51,542)		103,683
Long-term debt	—			—
Pensions	53,725			53,725
Contingent Consideration	21,760			21,760
Other long-term liabilities (including deferred income taxes of $21,993 at September 30, 2016 and $20,672 at December 31, 2015)	25,516	(22,003)	2(c)	3,513
Total liabilities	256,226	(73,545)		182,681

Stockholders’ equity
Common stock, $1 par value, 250,000,000 shares authorized 120,430,981 shares issued at September 30, 2016 and 120,146,720 shares issued at December 31, 2015	120,431			120,431
Additional paid-in capital	351,011	(40)		350,971
Retained earnings	955,347	(47,634)	2(a)(b)(c)	907,713
Less treasury stock, 58,830,094 shares at cost at September 30, 2016 and 58,879,742 shares at cost at December 31, 2015	(1,260,053)			(1,260,053)
Accumulated other comprehensive loss	(44,178)			(44,178)
Total stockholders’ equity	122,558	(47,674)		74,884
Total liabilities and stockholders’ equity	$378,784	(121,219)		257,565

Amounts may not add due to rounding.

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

Condensed Consolidated Statements of Operations (Unaudited)

	Historical Nine Months Ended September 30,
In thousands, except per share amounts	2016	Trillium	Notes	Pro Forma
Operating revenues	$294,305			$294,305
Operating expenses
Labor	185,938			$185,938
Production and distribution	84,581			84,581
Advertising, selling, general and administrative	35,162			$35,162
Impairment of goodwill	—			—
Depreciation, software and intangible asset amortization	9,403			9,403
Total operating expenses	315,084	—		315,084
Operating loss	(20,779)			$(20,779)
Other (income) and expenses
Interest expense, net	2,399			$2,399
Other, net	(514)			(514)
Total other expenses	1,885	—		1,885
Loss from continuing operations before income taxes	(22,664)			$(22,664)
Income tax benefit	(5,778)			(5,778)
Loss from continuing operations	(16,886)	—		(16,886)

Income from discontinued operations, net of tax	3,980	(47,634)	2(d)	(43,654)

Net loss	$(12,906)	$(47,634)		$(60,540)

Basic earnings (loss) per common share
Continuing operations	$(0.27)	$—		$(0.27)
Discontinued operations	0.06	(0.78)		(0.72)
Basic earnings (loss) per common share	$(0.21)	$(0.78)		$(0.99)

Weighted-average common shares outstanding	61,445	61,445		61,445

Diluted earnings (loss) per common share
Continuing operations	$(0.27)	$—		$(0.27)
Discontinued operations	0.06	(0.78)		(0.72)
Diluted earnings (loss) per common share	$(0.21)	$(0.78)		$(0.99)

Weighted-average common and common equivalent shares outstanding	61,445	61,445		61,445

Net loss	$(12,906)	$(47,634)		$(60,540)

Amounts may not add due to rounding.

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

	Historical Fiscal Year Ended December 31,
In thousands, except per share amounts	2015	Trillium	Notes	Pro Forma
Operating revenues	$495,301	$(51,135)		$444,166
Operating expenses
Labor	260,839	$(22,219)		$238,620
Production and distribution	143,324	$(1,405)		141,919
Advertising, selling, general and administrative	54,530	$(9,950)		$44,580
Impairment of goodwill	209,938			209,938
Depreciation, software and intangible asset amortization	14,245	(1,868)		12,377
Total operating expenses	682,876	(35,442)		647,434
Operating loss	(187,575)	(15,693)		$(203,268)
Other (income) and expenses
Interest expense, net	4,759			$4,759
Loss on sale	9,501			$9,501
Other, net	1,007	(3,524)		(2,517)
Total other expenses	15,267	(3,524)		11,743
Loss from continuing operations before income taxes	(202,842)	(12,169)		$(215,011)
Income tax benefit	(31,914)	(4,657)		(36,571)
Loss from continuing operations	(170,928)	(7,512)	2(d)	(178,440)

Basic earnings (loss) per common share
Continuing operations	$(2.77)	$(0.12)	2(d)	$(2.90)

Weighted-average common shares outstanding	61,643	61,445		61,445

Diluted earnings (loss) per common share
Continuing operations	$(2.77)	$(0.12)	2(d)	$(2.90)

Weighted-average common and common equivalent shares outstanding	61,643	61,445		61,445

Amounts may not add due to rounding.

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

In thousands, except per share amounts	Historical Fiscal Year Ended December 31, 2014	Trillium	Notes	Pro Forma
Operating revenues	$553,676	$(54,232)		$499,444
Operating expenses
Labor	279,135	$(25,930)		$253,205
Production and distribution	166,959	$(1,651)		165,308
Advertising, selling, general and administrative	51,900	$(9,862)		$42,038
Impairment of goodwill	—			—
Depreciation, software and intangible asset amortization	14,920	(2,032)		12,888
Total operating expenses	512,914	(39,475)		473,439
Operating Income	40,762	(14,757)		$26,005
Other (income) and expenses
Interest expense, net	2,559			$2,559
Other, net	897	203		1,100
Total other expenses	3,456	203		3,659
Income from continuing operations before income taxes	37,306	(14,960)		$22,346
Income tax expense	13,315	(5,725)		7,590
Income from continuing operations	23,991	(9,235)	2(d)	14,756

Basic earnings (loss) per common share
Continuing operations	$0.38	$(0.15)	2(d)	$0.24

Weighted-average common shares outstanding	62,444	61,445		61,445

Diluted earnings (loss) per common share
Continuing operations	$0.38	$(0.15)	2(d)	$0.24

Weighted-average common and common equivalent shares outstanding	62,658	61,445		61,445

Amounts may not add due to rounding.

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

In thousands, except per share amounts	Historical Fiscal Year Ended December 31, 2013	Trillium	Notes	Pro Forma
Operating revenues	$559,609	(55,849)		$503,760
Operating expenses
Labor	281,924	(25,961)		$255,963
Production and distribution	161,600	(1,690)		159,910
Advertising, selling, general and administrative	54,937	(9,045)		$45,892
Impairment of goodwill	2,750	—		2,750
Depreciation, software and intangible asset amortization	15,737	(2,052)		13,685
Total operating expenses	516,948	(38,748)		478,200
Operating income	42,661	(17,101)		$25,560
Other (income) and expenses
Interest expense, net	2,998	—		$2,998
Other, net	46	(525)		(479)
Total other expenses	3,044	(525)		2,519
Income from continuing operations before income taxes	39,617	(16,576)		$23,041
Income tax expense	15,176	(6,344)		8,832
Income from continuing operations	24,441	(10,232)	2(d)	14,209

Basic earnings (loss) per common share
Continuing operations	$0.39	$(0.17)	2(d)	$0.23

Weighted-average common shares outstanding	62,503	61,445		61,445

Diluted earnings (loss) per common share
Continuing operations	$0.39	$(0.17)	2(d)	$0.23

Weighted-average common and common equivalent shares outstanding	62,812	61,445		61,445

Amounts may not add due to rounding.

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

HARTE HANKS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1 — Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 is based on Harte Hanks’ balance sheet as of September 30, 2016, after giving effect to the Trillium Sale and the termination of the Credit Agreement as if each had occurred as of September 30, 2016. Pro forma financial information is also presented for the condensed consolidated statement of operations for the nine months ended September 30, 2016, and for the years ended December 31, 2015, 2014 and 2013. The unaudited and condensed consolidated statement of operations for the periods presented assumes the Trillium Sale was consummated at January 1, 2013, giving full effect to such transaction for the periods presented.

The following are descriptions of the columns included in the accompanying unaudited pro forma condensed consolidated financial statements:

Historical - Represents the historical condensed consolidated balance sheet of Harte Hanks as of September 30, 2016, and the historical condensed consolidated statements of operations of Harte Hanks for the nine months ended September 30, 2016, and for the years ended December 31, 2015, 2014 and 2013.

Pro Forma Adjustments - Represents the adjustments to the historical condensed consolidated balance sheet of Harte Hanks required to derive the pro forma financial position of Harte Hanks as of September 30, 2016, assuming the Trillium Sale occurred as of September 30, 2016, and the adjustments to the historical condensed consolidated statements of operations of Harte Hanks required to derive the pro forma financial position for the nine months ended September 30, 2016, and for the years ended December 31, 2015, 2014 and 2013, assuming the Trillium Sale occurred as of January 1, 2013.

NOTE 2 — PRO FORMA ADJUSTMENTS

Condensed Consolidated Balance Sheet

(a)         Net cash proceeds from transactions (in thousands):

Cash consideration at closing of the transactions	$112,000
Transaction-related fees paid at closing	(4,305)
Escrow amount	(1,370)
Termination of credit facilities (b)	(73,984)
Net proceeds from closing of the transactions	$32,341

These adjustments represent receipt of proceeds for the Trillium sale, a portion of which was used to terminate the Credit Agreement.

Note that the adjustments to the assets and liabilities from discontinued operations includes the estimated costs associated with exit or disposal activities, including the estimate for the goodwill impairment charge, as described in Item 2.05 of the Harte Hanks Form 8-K filed on December 5, 2016. Note also that, in accordance with ASC 205, Discontinued Operations and Disclosures of Disposals of Components of an Entity, we recognized that we had met the criteria to classify Trillium as held for sale. As such, the classification of the assets and liabilities of Trillium, including goodwill, were previously presented as held for sale on the condensed consolidated balances sheet, and no further pro forma adjustment is necessary to recognize Trillium assets and liabilities as discontinued operations.

(b)        Termination of the credit facilities (in thousands):

Payoff of oustanding credit facility principal and unamortized discount amortization	$65,465
Collateral held by Wells Fargo	4,451
Early termination fee	1,260
Other interest/fees	2,808
$73,984

These adjustments represent the impact of the termination of the credit facilities, including the elimination of the associated outstanding borrowings, early termination fees, collateralization of outstanding continuing  letters of credit, interest payable and unamortized loan discount. Note that the amount of debt outstanding at the time of the Trillium Sale was higher than debt outstanding at September 30, 2016.

(c)       The adjustments represent the estimated impact on the deferred tax asset, deferred tax liability and income taxes payable.

Condensed Consolidated Statement of Operations

(d)       These adjustments represent the impact of the transactions on income/loss from continuing operations and earnings per common share, including an estimate of the loss from the Trillium Sale and the termination of the Credit Agreement; as well as the estimated costs associated with exit or disposal activities, including the estimate for the goodwill impairment charge, as described in Item 2.05 of Harte Hanks’ Current Report on Form 8-K filed on December 5, 2016. Note also that, in accordance with ASC 205, Discontinued Operations and Disclosures of Disposals of Components of an Entity, we recognized that we had met the criteria to classify Trillium as held for sale. As such, the classification of the financial results of Trillium were previously presented as held for sale on the condensed consolidated statement of operations, and no further pro forma adjustment is necessary to recognize Trillium results of operations as discontinued operations for the period ended September 30, 2016. These results exclude any unknown future fees and/or other costs related to the Trillium Sale and termination of the Credit Agreement that cannot be estimated, as well as an adjustment for the final working capital settlement calculation, if necessary. Note that the tax impact of the Trillium Sale and termination of the Credit Agreement transactions is based on estimates and is subject to change.